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Preformed Line Products Company

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Preformed Line Products Company

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To our shareholders:

The 2007 annual meeting of shareholders of Preformed Line Products Company will be held at the offices of the Company, 660 Beta Drive, Mayfield Village, Ohio, on Monday, April 23, 2007, at 9:00 a.m., local time, for the following purposes:

1.	To elect four directors, each for a term expiring in 2009;

2.	To receive reports at the meeting. No action constituting approval or disapproval of the matters referred to in the reports is contemplated; and

3.	Any other matters that properly come before the meeting.

Only shareholders of record at the close of business on March 12, 2007, are entitled to notice of and to vote at the meeting or any adjournment thereof. Shareholders are urged to complete, date and sign the enclosed proxy and return it in the enclosed envelope. The principal address of Preformed Line Products Company is 660 Beta Drive, Mayfield Village, Ohio 44143.

By order of the Board of Directors,

Caroline A. Saylor,
Secretary

Dated: March 23, 2007

YOUR VOTE IS IMPORTANT

PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY

PREFORMED LINE PRODUCTS COMPANY

PROXY STATEMENT

Our Board of Directors is sending you this proxy statement to ask for your vote as a Preformed Line Products Company shareholder on the matters to be voted on at the annual meeting of shareholders. The annual meeting of shareholders will be held at 660 Beta Drive, Mayfield Village, Ohio, 44143, on Monday, April 23, 2007, at 9:00 a.m., local time. We are mailing this proxy statement and the accompanying notice and proxy to you on or about March 23, 2007.

Annual Report.  A copy of our Annual Report to Shareholders for the fiscal year ended December 31, 2006, is enclosed with this proxy statement.

Solicitation of Proxies.  Our Board of Directors is making this solicitation of proxies and we will pay the cost of the solicitation. In addition to solicitation of proxies by mail, our employees may solicit proxies by telephone, facsimile or electronic mail.

Proxies; Revocation of Proxies.  The shares represented by your proxy will be voted in accordance with the instructions as indicated on your proxy. In the absence of any such instructions, they will be voted to elect the director nominees set forth under “Election of Directors.” Your presence at the annual meeting of shareholders, without more, will not revoke your proxy. However, you may revoke your proxy at any time before it has been exercised by signing and delivering a later-dated proxy or by giving notice to us in writing at our address indicated on the attached Notice of Annual Meeting of Shareholders, or in open meeting.

Voting Eligibility.  Only shareholders of record at the close of business on the record date, March 12, 2007, are entitled to receive notice of the annual meeting of shareholders and to vote the common shares that they held on the record date at the meeting. On the record date, our voting securities outstanding consisted of 5,358,437 common shares, $2 par value, each of which is entitled to one vote at the meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ELECTION OF DIRECTORS
Audit Committee Report
DIRECTORS AND EXECUTIVE OFFICERS COMPENSATION
Compensation Discussion and Analysis
Compensation Committee Report
Summary Compensation Table
Outstanding Equity Awards at Fiscal Year-end
Non-qualified Deferred Compensation
Potential Payments upon Termination or Change in Control
Director Compensation
Transactions with Related Persons
SHAREHOLDER PROPOSALS FOR 2008 ANNUAL MEETING
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS
Independent Auditors
Audit Fees
Audit-Related Fees
Tax Fees
All Other Fees
Communication with the Board of Directors
Miscellaneous

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the amount of the Company’s Common Shares beneficially owned as of March 12, 2007 by (a) the Company’s directors, (b) each other person known by the Company to own beneficially more than 5% of the outstanding Common Shares, (c) the Company’s Chief Executive Officer and the other four most highly compensated executive officers named in the Summary Comparison Table, and (d) the Company’s executive officers and directors as a group.

	Number of
	Shares Beneficially		Percent
Name of Beneficial Owner	Owned		of Class

Barbara P. Ruhlman(1)	1,672,496	(2)	31.2%
Thomas F. Peterson, Jr.	464,783		8.7%
3060 Lander Road Pepper Pike, Ohio 44124
Robert G. Ruhlman(1)	414,384	(3)	7.7%
Randall M. Ruhlman	259,578	(4)	4.8%
KeyCorp(5)	405,952		7.6%
John D. Drinko	555,178	(6)	10.4%
1900 East Ninth Street 3200 National City Center Cleveland, Ohio 44114
Frank B. Carr	6,000	(7)	*
Eric R. Graef	10,450	(8)	*
William H. Haag III	11,560	(8)	*
Dennis F. McKenna	8,750	(8)	*
J. Cecil Curlee Jr.	10,000	(8)	*
All executive officers and directors as a Group (14 persons)	2,882,584		53.8%

*	Represents less than 1%.

(1)	The mailing address for each of Barbara P. Ruhlman and Robert G. Ruhlman is 660 Beta Drive, Mayfield Village, Ohio 44143.

(2)	Includes 83,335 shares held by The Thomas F. Peterson Foundation, of which Barbara P. Ruhlman is President and a Trustee.

(3)	Includes 125,795 shares held by the Preformed Line Products Company Profit Sharing Trust, and 93,312 shares held in trust for the benefit of Robert G. Ruhlman and his children (these 93,312 shares are also shown as being beneficially owned by Randall M. Ruhlman) and 14,768 shares owned by his wife or held by her as custodian or trustee.

(4)	Includes 93,312 shares held in trust for the benefit of Randall M. Ruhlman and his children and for the benefit of Robert G. Ruhlman and his children (these 93,312 shares are also shown as being beneficially owned by Robert G. Ruhlman).

(5)	The mailing address for KeyCorp is 127 Public Square, Cleveland, Ohio 44114.

(6)	Includes 400,452 shares held in the Ethel B. Peterson Trust of which KeyCorp is the trustee and for which John D. Drinko acts as Trust Advisor and has voting control. Also includes 34,000 held in Mr. Drinko’s Trust, 10,400 shares held in Mr. Drinko’s IRA and 2,000 shares held by his wife.

(7)	Includes 2,000 shares held in Mr. Carr’s IRA.

(8)	Includes the following number of shares that may be acquired pursuant to currently exercisable stock options for Eric R. Graef, 10,000; William H. Haag III, 8,690; Dennis F. McKenna, 8,540; and J. Cecil Curlee Jr., 9,650.

ELECTION OF DIRECTORS

In accordance with our current Code of Regulations, the maximum number of directors has been fixed at eight. The Company has classified its Board of Directors into two classes composed of four members and three members each, both classes serving staggered terms. Four of our current seven directors, Frank B. Carr, John P. O’Brien, Barbara P. Ruhlman and Robert G. Ruhlman, are serving a term that expires at this year’s annual meeting of shareholders and have been nominated for re-election at the meeting. Three directors, Glenn E. Corlett, John D. Drinko and Randall M. Ruhlman, are currently serving a term that expires in 2008. There is one vacancy in the class of directors whose term will expire at the 2008 annual meeting of shareholders. The Board of Directors, upon the recommendation of a majority of the Company’s independent directors, proposes that the nominees described below, all of whom are currently serving as directors, be re-elected to the Board of Directors. At the annual meeting of shareholders, the shares represented by proxies, unless otherwise specified, will be voted for the election of the four nominees hereinafter named.

The director nominees are identified in the following table. If for any reason any of the nominees is not a candidate when the election occurs (which is not expected), the Board of Directors expects that proxies will be voted for the election of a substitute nominee designated by management. The following information is furnished with respect to each person nominated for election as a director.

The Board recommends that you vote “FOR” the following nominees.

Nominees for Election at the Annual Meeting

			Expiration
		Period	of Term
	Principal Occupation	of Service	for Which
Name and Age	and Business Experience	as a Director	Proposed

Frank B. Carr, 79	Private investor. Retired from McDonald Financial Investments, Inc. (formerly McDonald & Company) in 1990. Positions held included Partner-in-Charge of Corporate Finance and Managing Director in Charge of Corporate Finance.	1975 to date	2009

John P. O’Brien, 65	Since April 1990, Mr. O’Brien has been a Managing Director of Inglewood Associates, Inc., a private investment and consulting firm.	2004 to date	2009

	Mr. O’Brien currently serves as a director for the following companies and organizations: Allied Construction Products, LLC; Century Aluminum Corporation; Oglebay Norton Company; Cleveland Sight Center, Saint Luke’s Foundation and Downtown-Chagrin Falls.

Barbara P. Ruhlman, 74	President of the Thomas F. Peterson Foundation since 1988.	1988 to date	2009

Robert G. Ruhlman, 50	Mr. Ruhlman was elected Chairman of the Company in July 2004. Mr. Ruhlman has served as Chief Executive Officer since July 2000, and as President since 1995 (positions he continues to hold).	1992 to date	2009

Current directors whose terms will not expire at the annual meeting of shareholders:

		Period
	Principal Occupation	of Service	Term
Name and Age	and Business Experience	as a Director	Expiration

Glenn E. Corlett, 63	Since July 1997, Mr. Corlett has served as the Dean and the Philip J. Gardner Leadership Professor at The College of Business at Ohio University.	2004 to date	2008

	Mr. Corlett currently serves as a Director and Chairman of the audit committee for Rocky Brands, Inc. Mr. Corlett also serves as a director of the following companies: Inn-Ohio, Inc., Copernicus, Therapeutics, Inc., Grange Insurance Companies and Palmer-Donavin Manufacturing Corporation.

John D. Drinko, 85	Senior Partner — Baker & Hostetler LLP	1954 to date	2008

Randall M. Ruhlman, 48	President of Ruhlman Motorsports since 1987	1998 to date	2008

The Board has determined that Messrs. Carr, Corlett, Drinko, and O’Brien are independent under the NASDAQ’s corporate governance rules. In the opinion of the Board, Mr. Drinko’s affiliation with Baker & Hostetler LLP, a law firm that regularly provides legal services to the Company, does not interfere with Mr. Drinko’s exercise of independent judgment in carrying out his duties as a director.

Barbara P. Ruhlman is the mother of Randall M. Ruhlman and Robert G. Ruhlman.

The Board does not have a Nominating Committee nor any charter with respect to nominations, however, pursuant to NASDAQ corporate governance rules, any Board nominees must be recommended for Board selection by a majority of the Company’s independent directors. The independent directors are responsible for ensuring that the Board of Directors possess a variety of knowledge, experience and capabilities derived from substantial business and professional experience, based on an assessment of numerous factors such as age and understanding of and experience in manufacturing, technology, finance and marketing. Nominees for the Board of Directors should be committed to enhancing long-term shareholder value and must possess a high level of personal and professional ethics, sound business judgment and integrity. To this end, the independent directors rely on its network of contacts to compile a list of potential candidates, and may also consider qualified candidates suggested by officers, employees, shareholders and others, using the same criteria to evaluate all candidates.

The Board of Directors has appointed an Audit Committee and a Compensation Committee. The Board of Directors does not have a Finance Committee. The Audit Committee is presently comprised of Messrs. O’Brien (chairman), Carr and Corlett, each of whom qualify as independent for audit committee purposes under the NASDAQ rules. The Board of Directors has determined that John P. O’Brien is an audit committee financial expert. The Compensation Committee is presently comprised of Messrs. Corlett (chairman), Carr and O’Brien.

The Audit Committee of the Board of Directors engages the independent public accountants for the Company, reviews with the independent public accountants the plans and results of audit engagements, preapproves all professional services provided by the independent public accountants including audit and non-audit-related services, reviews the independence of the independent public accountants, approves the range of audit and non-audit fees, reviews the independent public accountants’ management letters and management’s responses, reviews with management their conclusions about the effectiveness of the Company’s disclosure controls and procedures, and reviews significant accounting or reporting changes. Management does not approve professional services provided by the independent public accountants for audit and non-audit-related services. The Audit Committee is governed by a written charter, which was approved by the Board of Directors. A copy of the Audit Committee Charter is attached hereto as Exhibit A.

The Compensation Committee administers the Company’s executive compensation program and as such, is responsible for reviewing all aspects of the compensation program for the Company’s executive Officers. The Compensation Committee meets at scheduled times during the year — no less than twice — and has the authority to consider and take action by written consent. The Compensation Committee Chairman reports on Compensation Committee actions and recommendations at the Company’s Board meetings. The Compensation Committee’s Charter reflects the responsibilities of the Committee. The Compensation Committee, together with the Board periodically reviews and revises the Charter. The full text of the Compensation Committee Charter is shown in Exhibit B of this Proxy Statement. In order to meet its responsibilities, the Compensation Committee has the authority to delegate certain of its responsibilities to subcommittees and/or Officers where necessary, consistent with applicable law.

The Compensation Committee’s primary objective with respect to executive compensation is to establish programs which attract and retain key officers and managers, and align their compensation with the Company’s overall business strategies, values, and performance. To this end, the Compensation Committee has established, and the Board of Directors has endorsed, an executive compensation philosophy to compensate executive Officers based on their responsibilities and the Company’s overall annual and longer-term performance, which is outlined in the Compensation Discussion and Analysis. The Committee reviews recommendations from the Company’s executive officers, and utilizes compensation survey data in connection with establishing compensation.

In 2006, the Board of Directors held five meetings. In 2006, the Audit Committee held four meetings and the Compensation Committee held three meetings. The Company expects its directors to attend the Company’s annual meeting of shareholders. All of the directors attended last year’s annual meeting of shareholders.

Audit Committee Report

In accordance with its charter, the Audit Committee assists the Board of Directors in fulfilling its responsibility relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports and other financial information provided by the Company to NASDAQ, Securities and Exchange Commission or the public. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles. The Audit Committee is comprised of three directors who are not officers or employees of the Company and are “independent” under the current NASDAQ rules.

In discharging its oversight responsibility as to the audit process, the Audit Committee reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2006, with the Company’s management. The Audit Committee discussed the matters required to be discussed by Statement on Auditing Standard No. 61, as amended, and other regulations, with the independent auditors. The Audit Committee also obtained a formal written statement from the independent auditors that described all relationships between the independent auditors and the Company that might bear on the auditor’s independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committee,” as amended or supplemented. The Audit Committee discussed with the independent auditors any relationships that might affect their objectivity and independence and satisfied itself as to the auditors’ independence. The Audit Committee also considered whether the provision of non-audit services by Deloitte & Touche LLP (“Deloitte”) is compatible with maintaining Deloitte’s independence. Management has the responsibility for the preparation of the Company’s financial statements, and the independent auditors have the responsibility for the examination of those statements.

Based on the above-referenced review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the Securities and Exchange Commission.

John P. O’Brien, Chairman
Frank B. Carr
Glenn E. Corlett

DIRECTORS AND EXECUTIVE OFFICERS COMPENSATION

Compensation Discussion and Analysis

The Compensation Committee (“Committee”) consists of three independent directors appointed by the Board of Directors and administers the Company’s executive compensation programs. The role of the Committee is to oversee the Company’s compensation and benefit plans and policies for its elected executive officers (“Officers”), including the Named Executive Officers (“NEO”) who are the Company’s principal executive officer (Robert G. Ruhlman, Chairman, President and Chief Executive Officer), principal financial officer (Eric R. Graef, Treasurer, Vice President — Finance) and the three other most highly compensated executive officers. The Committee reviews and approves all executive compensation decisions relating to the Officers, including the Chief Executive Officer (“CEO”) and all NEOs. During 2006 there were six Officers, and the Board approved two additional Officers, effective January 1, 2007.

Objectives of the Compensation Program

The foundation of the Company’s Compensation Program is that compensation paid to Officers should be aligned with the performance of the Company on both a long- and short-term basis, and that compensation is designed to reward Officers. As such, the general compensation philosophy of the Committee and the Company is that total compensation should be tied to individual performance and supplemented with awards tied to the Company’s performance in achieving financial and non-financial objectives. The primary objectives of the Company’s Compensation Program are to assist the Company in attracting, retaining and rewarding key executives critical to its long-term success. Compensation is structured to ensure that a significant portion of compensation will be directly related to the Company’s performance by tying annual cash incentive awards with Company performance.

The Company structures the total compensation program so that its reliance on any particular element of compensation is flexible. The Company recognizes the importance of maintaining sound principles for the development and administration of compensation and benefit programs and has taken steps to ensure that the Company maintains a strong link between executive pay and performance. Actions the Committee has taken in the past include retaining independent compensation consultants to advise on executive compensation issues and updating the formula for the annual cash incentive award. Further, the Committee plans on evaluating alternate forms of long-term equity awards program.

The Company recognizes that its success depends, in large part, on a leadership team with the skills and commitment necessary to successfully manage a global organization and grow the business. The Compensation Program assists in achieving this objective, by relying on the elements of compensation detailed below. As such, certain elements are designed to enable the Company to attract and retain the Officers with the skills to anticipate and respond to the market, while other elements are intended to motivate the Officers to achieve financial results to enhance shareholder value.

Elements of Compensation Program

The Company’s total compensation program for Officers consists of the following elements:

•	Base salaries;

•	Annual cash incentive awards;

•	Long-term equity grants;

•	Retirement benefits; and

•	Health and welfare benefits.

Base Salary.  The Company’s goal is to establish a salary sufficient to attract talented executives. The Company believes that it is important to maintain salary levels near a midpoint of comparable peer group executives. Factors considered in establishing an Officer’s salary level include a review of the individual’s performance, an accounting of the Company’s performance, the experience level for the position and the peer group executive compensation information. This peer group includes companies with similar revenue and employee levels, derived from independent compensation surveys.

To determine the base salary, the Committee relies on the Human Resources Department, the CEO and outside resources. In December, the Vice President of Human Resources provides the CEO with information from independent surveys which detail salary levels of officers within the Company’s peer group, broken out by position. Using this information, the Committee establishes salaries for the Officers to be within the 50th percentile of officers from the peer group. During 2005, the Vice President of Human Resources utilized the Employers Resource Council to conduct an executive compensation survey comparing the Company’s Officer compensation to compensation of executives in companies with similar revenues and number of employees, as derived from proxy information. The Company detailed various compensation scenarios for each Officer using the compensation ranges as detailed in the survey. Because all Officers report directly to the CEO, the CEO conducts a yearly evaluation of the performance of each Officer. Then, the CEO considers his assessment of the individual performance of each Officer and information derived from the survey. The CEO drafts a narrative for each Officer that provides his recommendations for salary levels for the subsequent year to the Committee who weighs these recommendations in determining salary levels.

Annual cash incentive awards.  The annual cash incentive award is designed to motivate and reward the Officers for their contributions to the Company’s performance by making a significant portion of their total compensation variable and dependent upon the Company’s annual financial performance. As such, it is tied directly to the financial performance of the Company on a sliding scale of return. The calculation is based on a comparison of the Company’s pretax income as it relates to the average net worth of the Company over the prior year. From this calculation, the awards are determined based on a schedule which provides certain percentages of bonus to be applied to base salaries. These awards are granted at year end, with an estimated 70-75% of the award paid before year end, and the remaining amount paid by March 15th following the performance year. The award for each Officer utilizes the same percentage of each Officer’s salary. The percentage applied to base salaries was 50% for the year ended 2006. The Committee has the ability to exercise discretion and make adjustments, particularly where circumstances beyond the control of the Officers occurred during the year. For example, in 2006 the Committee excluded external audit costs related to testing compliance with Section 404 of Sarbanes Oxley Act from the calculation of pretax income. Similarly, although the Company has never experienced a restatement, should one occur, the Committee would consider the ramifications in determining the current year cash incentive award, weighing many factors including the magnitude of the restatement and the relevant award.

Long-term equity grants.  The Company believes that an Officer’s ownership in the Company aligns the Officer’s performance with the Company’s. Accordingly, the Company adopted its Employee Stock Option Plan in 1999, available for the awards of long-term equity grants to all employees, including Officers. The purpose of the Plan is to encourage and enable employees of the Company to acquire a personal financial interest in the Company, to incentivize the Company’s success, and to promote the continued service of the employees. The Committee, with the Board’s approval, has the authority to make such awards, typically based on an individual’s performance after weighing factors including the employee’s duration with the Company. Additionally, the Committee has made it a practice to award options to purchase 10,000 shares to each Officer upon appointment as an officer of the Company. The Company imposes no requirement that its Officers maintain a minimum ownership interest in the Company. Since the inception of the Plan, the Committee has awarded options to purchase 258,000 shares of the Company’s Common Stock. All options contained provisions for periodic vesting. The Company is in the process of analyzing its reliance upon rewarding long-term equity grants as an element of compensation, as well as reviewing alternatives. Specifically, these include the use of restricted stock in the place of ISOs, as well as other options such as performance based vesting, time-based vesting, IRC 83(b) elections and a tandem cash bonus plan.

Retirement benefits.  The Company views retirement benefits as an important component to total compensation. The Company’s primary retirement benefit consists of the Company’s profit sharing plan under which all salaried employees of the Company, including Officers, participate starting in their third year of employment. The amount the Company provides to the profit sharing plan is based on the recommendation of management, with the Board’s approval. Typically, the Company’s contribution under this plan is approximately 15% of the then-current year’s cash compensation, including the cash incentive award, and the Company does not consider gains from prior awards. Every aspect of this plan is the same for all salaried employees, including Officers. Thus, each salaried participant elects the investment options with the same options offered to all salaried employees and Officers. The plan does not involve any guaranteed minimum return or above-market returns; rather, the investment returns are dependent upon actual investment results. To the extent an employee’s award exceeds the maximum allowable contribution permitted under existing tax laws, the excess is accrued for (but not funded) under a non-qualified Supplemental Profit Sharing Plan. The return under this Supplemental Profit Sharing Plan is calculated at a weighted average of the six month and two year Treasury Bill rate plus 1%.

All Officers, including NEOs, are employed at the Company without an employment contract. In addition there are no agreements related to compensation or stock options triggered by a change in control of the Company, resignation, retirement or termination of employment.

Personal Benefits

Officers participate in the same benefit programs as the Company’s other employees. The Company provides certain additional benefits to its Officers. Additional benefits include the Company’s payment of club dues, which amounted to less than $4,000 annually per membership, for four of the NEOs. The Company also pays annual dues for Robert G. Ruhlman at a club located near the Company’s Rogers, Arkansas facility, which totaled approximately $2,500 in 2006. This benefit is also provided to four other employees, primarily for business entertainment purposes. The CEO is also permitted to use the Company’s corporate aircraft for personal purposes, as shown on the Summary Compensation Table. The Company also makes personal financial and tax advice available to its Officers.

Tax Deductibility of Pay

Section 162(m) of the Internal Revenue Code of 1986 places a limit of $1 million on the amount of compensation that a company may deduct in any one year with respect to each of its Named Executive Officers. All NEOs were below this threshold in 2006.

Total Compensation — Tally Sheets

The Company intends to continue its strategy of compensating its executives through programs that emphasize performance-based incentive compensation. As explained herein, a large part of executive compensation is directly related to the performance of the Company and is structured to ensure that there is an appropriate balance between short and long-term performance of the Company. For example, the annual incentive awards focus on short-term success, while the stock options focus on long-term success. Using the independent surveys, the Company analyzed the compensation paid in 2006 to Officers, including the CEO, to determine in which percentile of the total compensation paid to executives holding equivalent positions in the peer group the Officers fell, when including a cash incentive award of 50%. Notably, the CEO was just above the 25th percentile. The Officers (excluding the CEO) generally fell within the 60th percentile, which the Committee views as consistent with the Company’s financial performance and the individual performance of each of the Officers, and that the compensation was reasonable in total. The Committee reviewed the Compensation tally sheets for each of the NEOs. These tally sheets indicate dollar amounts for all components of the NEOs’ 2006 compensation including salary, cash incentive awards, outstanding stock option awards and benefits. The Committee will continue to review tally sheets on an annual basis.

Company Performance and Total Compensation

The Committee believes that the performance of Mr. Robert G. Ruhlman, Chairman and CEO of the Company, in 2006 exceeded expectations. Nonetheless, the Committee set the salary of Mr. Ruhlman to be within a range that is competitive with the fixed salaries of chief executive officers of similar size public companies with comparable profitability. During 2006, the CEO’s annual salary was $500,000, in order to maintain Mr. Ruhlman’s salary to what the Committee believes is at an acceptable range of salaries at comparable companies. It is important to note that Mr. Ruhlman’s salary is below the median salary of comparable CEOs based on the Watson-Wyatt survey. Mr. Ruhlman’s cash incentive award is calculated the same as the other Officers. Mr. Ruhlman has not been awarded any stock options since the initial adoption of the Employee Stock Option Plan and has no stock options outstanding at December 31, 2006.

Compensation Committee Report

The Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, and based on the review and discussion, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Glenn E. Corlett, Chairman
Frank B. Carr
John P. O’Brien

Summary Compensation Table

The table below describes the compensation earned in the last fiscal year for our NEOs.

				Changes in
				Pension Value
				and Nonqualified
				Deferred
				Compensation	All Other
Name and		Salary	Bonus	Earnings	Compensation	Total
Principal Position	Year	($)	($)	($)(1)	($)(2)	($)

Robert G. Ruhlman	2006	$500,000	250,000	90,359	76,581	$916,940
Chairman, President and Chief Executive Officer
Eric R. Graef	2006	250,000	125,000	22,942	36,311	434,253
Vice President — Finance and Treasurer
William H. Haag III	2006	215,000	107,500	14,468	33,286	370,254
Vice President — International Operations
Dennis F. McKenna	2006	200,000	100,000	9,862	32,813	342,675
Vice President — Marketing & Business Development
J. Cecil Curlee Jr.	2006	165,000	82,500	2,576	33,608	283,684
Vice President — Human Resources

(1)	Reflects the employees’ 2006 earnings and interest accruals to the related non-qualified Supplemental Profit Sharing, of which the Company accrues for (but does not fund) those employees’ awards which exceed the maximum allowable contribution permitted under existing tax laws. See Non-qualified Deferred Compensation for additional information.

(2)	Reflects the following perquisites and personal benefits received by Robert G. Ruhlman: aggregate incremental cost for personal use of the Company’s airplane of $32,657, club dues of $5,683 and tax preparation fees of $2,245. The aggregate incremental cost of the personal use of the corporate airplane is determined on a per flight basis and includes the cost of the fuel used, the hourly cost of aircraft maintenance for the applicable number of flight hours, landing fees, trip-related hangar and parking costs, crew expenses and other costs specifically incurred. Imputed income is assessed to Mr. Ruhlman amounting to the equivalent of a first class ticket for a comparable flight. Reflects the Company’s contributions to the Profit Sharing Plan in 2006 for Robert G. Ruhlman, $32,476; Eric R. Graef, $31,957; William H. Haag III, $32,303; Dennis F. McKenna $32,101; and J. Cecil Curlee Jr. $32,419. Also reflects premiums paid for group term life insurance for 2006: Robert G. Ruhlman, $3,520; Eric R. Graef, $4,354; William H. Haag III, $983; Dennis F. McKenna, $712; and J. Cecil Curlee Jr., $1,189.

Outstanding Equity Awards at Fiscal Year-end

				Equity
				Incentive Plan
	Number of	Number of		Awards: Number
	Securities	Securities		of Securities
	Underlying	Underlying		Underlying
	Unexercised	Unexercised		Unexercised	Option	Option
	Options (#)	Options (#)		Unearned	Exercise	Expiration
Name	Exercisable	Unexercisable		Options(#)	Price ($	Date

Robert G. Ruhlman	—	—		—	—	—
Eric R. Graef	10,000	—		—	15.13	2/16/2010
William H. Haag III	8,690	—		—	15.13	2/16/2010
Dennis F. McKenna	4,790	—		—	15.13	2/16/2010
Dennis F. McKenna	3,750	1,250	(a)	—	22.10	7/28/2014
J. Cecil Curlee Jr.	9,650	—		—	14.33	4/28/2013

(a)	Options will be fully vested on 7/27/07.

Non-qualified Deferred Compensation

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions in	Contributions in	Earnings	Withdrawals/	Balance at
	Last FY	Last FY	in Last FY	Distributions	Last FYE
Name	($)	($)	($)	($)	($)

Robert G. Ruhlman	—	71,384	18,975	—	449,063
Eric R. Graef	—	20,190	2,752	—	74,965
William H. Haag III	—	13,065	1,403	—	40,991
Dennis F. McKenna	—	9,662	200	—	13,638
J. Cecil Curlee Jr.	—	2,538	38	—	3,295

The Company’s obligation for the year ending December 31, 2006, included in the table above are also included in the Summary Compensation Table. Company obligations for the year ending 2006 included in the Summary Compensation Table are also included in the Aggregate Balance in the table above. The amounts are based on compensation that is limited by the IRS to the Company’s qualified retirement plan. Earnings are calculated based on an imputed interest rate multiplied by the amount that the employee earned under the plan.

Potential Payments upon Termination or Change in Control

All of our employees, including executive officers, are employed at will and do not have employment, severance or change-in-control agreements. The following details typical compensation arrangements upon retirement, resignation, death, disability or other termination.

Profit-Sharing Plan

Upon termination of employment, the employee may receive vested contributions plus income earned on those contributions under the Company’s Profit Sharing Plan. Upon disability, the IRS allows withdrawals to be made if the employee became permanently disabled. Upon death, the vested account balance of the employee will be paid to the designated beneficiaries.

Supplemental Profit-Sharing Plan

Our Supplemental Profit-Sharing Plan was established to compensate employees whose benefits in the Profit-Sharing Plan were reduced due to IRS limitations on compensation. Upon termination of employment, the employee may receive vested contributions plus income earned on those contributions. Upon disability, the IRS allows withdrawals to be made if the employee became permanently disabled. Upon death, the vested account balance of the employee will be paid to the designated beneficiaries.

Director Compensation

	Fees Earned
	or Paid
	in Cash	All Other	Total
Name	($)	Compensation ($)(1)	($)

Barbara P. Ruhlman	19,400	41,563	60,963
Frank B. Carr	25,500	—	25,500
Glenn Corlett	25,500	—	25,500
John D. Drinko	16,300	—	16,300
John P. O’Brien	27,100	—	27,100
Randall M. Ruhlman	19,400	—	19,400

Each director who is not an employee of the Company receives $3,300 per quarter for being a director, and $1,540 for attending each meeting of the Board of Directors and each committee meeting. Directors who are also employees are not paid a director’s fee. The Company reimburses out-of-pocket expenses incurred by all directors in connection with attending Board of Directors and committee meetings.

(1)	Mrs. Ruhlman’s compensation includes $41,563 attributable to the aggregate incremental cost of her personal use of the corporate airplane. The aggregate incremental cost of the personal use of the corporate aircraft is determined on a per flight basis and includes the cost of the fuel used, the hourly cost of aircraft maintenance for the applicable number of flight hours, landing fees, trip-related hangar and parking costs, crew expenses and other costs specifically incurred. Imputed income is assessed to Mrs. Ruhlman amounting to the equivalent of a first class ticket for a comparable flight.

Compensation Committee Interlocks and Insider Participation

There are no Compensation Committee interlocks or insider participation.

Transactions with Related Persons

It is the policy of the Company that the Audit Committee approve all related party transactions.

The Company has a Code of Conduct that addresses the Company’s commitment to the honesty, integrity and ethical behavior of the Company’s directors, officers and employees. The Code governs the actions and working relationships of the Company’s directors, officers and employees with current and potential customers, consumers, fellow employees, competitors, government and self-regulatory agencies, investors, the public, the media and anyone else with whom the Company has or may have contact. Each director, elected executive officer and employee is instructed to always inform the Board when confronted with a situation that may be perceived as a conflict of interest. All related party transactions must be approved by the Audit Committee in advance. The Audit Committee may engage outside parties to assist it in assessing the fairness and reasonableness of related party transactions. Although the policies and procedures for related parties are not in writing, the results of actions taken by the Audit Committee are documented in formal minutes and are reported to the Board.

The Company, upon the approval of the Audit Committee, purchased from the estate of Jon R. Ruhlman Lot 61 at the Champions Golf and Country Club in Rogers, Arkansas, at a price of $275,000. The price was determined based on the appraisal of Lot 61 and the fair market price in which the Company had sold a comparable lot. The Company owned four other lots in this development and considered Lot 61 more attractive than any of the lots owned by the Company, which are listed for resale. Jon R. Ruhlman was the previous Chairman of the Company’s Board of Directors and the late husband of Barbara P. Ruhlman and late father of Robert G. Ruhlman and Randall M. Ruhlman, all of whom are members of the Board of Directors. The purchase was consummated pursuant to an Agreement of Purchase and Sale between the Company and Estate of Jon R. Ruhlman and Mrs. Ruhlman, Executrix, dated January 30, 2006.

On September 8, 2006, the Company, upon the approval of the Audit Committee and the Board of Directors, purchased 365,311 Common Shares of the Company from Barbara P. Ruhlman at a price per share of $31.48. The Audit Committee, which is comprised solely of independent directors, acted as a special committee of the Board of Directors in connection with the review of the transaction with Mrs. Ruhlman. In connection with its review, the Audit Committee engaged Brown Gibbons Lang & Company to serve as its financial advisor. Barbara P. Ruhlman is a member of the Company’s Board of Directors and the mother of Robert G. Ruhlman and Randall M. Ruhlman, both of whom are also members of the Board of Directors. The purchase was consummated pursuant to a Shares Purchase Agreement between the Company and Mrs. Ruhlman (as trustee under the trust agreement dated February 16, 1985), dated September 8, 2006.

The Company is a sponsor of Ruhlman Motorsports. Ruhlman Motorsports is owned by Randall M. Ruhlman, a director of the Company, and by his wife. In 2006, 2005 and 2004 the Company paid sponsorship fees of $950,000, $658,000, and $658,000, respectively, to Ruhlman Motorsports. In addition, in 2005 and 2004 the Company’s Canadian subsidiary, Preformed Line Products (Canada) Ltd., paid $101,000, and $106,000, respectively, to Ruhlman Motorsports in sponsorship fees. This sponsorship provides the Company with a unique venue to entertain the Company’s customers and to advertise on the racecar, which participates on the Grand American Rolex Sports Car Series racing circuit. The Company believes that its sponsorship contract with Ruhlman Motorsports is as favorable to the Company as a similar contract with a similar independent third-party racing team would be. The Company intends to continue to sponsor Ruhlman Motorsports in 2007. The Company further believes that the sponsorship has great marketing value because it entertains users of the Company’s products, such as linemen and their supervisors, and thus provides a grassroots sales approach.

Mr. John D. Drinko, one of the Company’s directors, is a senior partner of Baker & Hostetler LLP, which provides legal services to the Company. The Company expects that Baker & Hostetler will continue to provide legal services in 2007.

SHAREHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

Proposals of shareholders intended to be presented, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”), at our 2008 annual meeting of shareholders must be received by the Company at 660 Beta Drive, Mayfield Village, Ohio 44143, on or before November 23, 2007, for inclusion in our proxy statement and form of proxy relating to the 2008 annual meeting of shareholders. In order for a shareholder’s proposal outside of Rule 14a-8 under the Exchange Act to be considered timely within the meaning of Rule 14a-4(c) of the Exchange Act, such proposal must be received by the Company at the address listed in the immediately preceding sentence not later than February 6, 2008.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and owners of more than 10% of our Common Shares, to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of our Common Shares and other equity securities. Executive officers, directors and owners of more than 10% of the Common Shares are required by SEC regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a).

Based solely on a review of these reports and written representations from the executive officers and directors, the Company believes that there was compliance with all such filing requirements for the fiscal year ended December 31, 2006.

OTHER MATTERS

Independent Auditors

The Company has not selected the independent auditors for the current fiscal year. The Audit Committee of the Board of Directors will make this selection later in the year. Representatives of Deloitte, which served as the independent auditors for the fiscal year ended December 31, 2006, are expected to be present at the annual meeting of shareholders, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed for professional services rendered by Deloitte for the audit of the Company’s annual financial statements for the year ended December 31, 2006, Deloitte’s reviews of the financial statements included in the Company’s Forms 10-Q filed with the Securities and Exchange Commission, and Deloitte’s attestation of management’s assessment on internal controls, as required by the Sarbanes-Oxley Act of 2002, were $1,330,000, which include statutory audits of various international subsidiaries. The aggregate fees billed for professional services rendered by Deloitte for the audit of the Company’s annual financial statements for the year ended December 31, 2005, Deloitte’s reviews of the financial statements included in the Company’s Forms 10-Q filed with the Securities and Exchange Commission, and Deloitte’s attestation of management’s assessment on internal controls, as required by the Sarbanes-Oxley Act of 2002, were $1,440,000.

Audit-Related Fees

The incremental fees billed for professional services rendered by Deloitte for audit-related services for the year ended December 31, 2006 were $27,200. Fees included in 2006 were for audit-related services for our Asian subsidiary, audit of Australian equivalents to International Financial Reporting Standards opening balance adjustments and disclosure requirements at our Australian subsidiary, presentation of audit-related matters at our Finance Manager’s Meeting, and travel expense related to visitation of our Australian operations. The incremental fees billed for professional services rendered by Deloitte for audit-related services for the year ended December 31, 2005 were $8,100. Fees included in 2005 were for advisory services rendered for compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

Tax Fees

The incremental fees billed for professional services rendered by Deloitte for tax-related services for the year ended December 31, 2006 were $45,200. Fees included in 2006 were for transfer pricing analysis at the Company’s Mexican and Asian subsidiaries, income tax return preparation for the Company’s Australian and Great Britain subsidiaries, presentation of tax-related issues at our Finance Manager’s Meeting, consultation on FAS 109, and tax consultation related to dual consolidated losses for our United Kingdom subsidiary. The incremental fees billed for professional services rendered by Deloitte for tax-related services for the year ended December 31, 2005 were $77,200. Fees included in 2005 were for tax services related to federal income tax return assistance, consultation on tax issues related to the foreign tax credits, transfer pricing analysis at the Company’s Mexican and Great Britain subsidiaries, tax consulting regarding United Kingdom withholding tax, professional fees related to a research and development tax study, consultation for our Great Britain subsidiary’s tax computation and income tax returns for the Company’s Australian and Canadian subsidiaries.

All Other Fees

The incremental fees billed for professional services rendered by Deloitte for all other services for the year ended December 31, 2006 were $6,400. The fees included in 2006 were for a workers compensation audit for our Australian subsidiary and filing the Company’s financial statements in Puerto Rico. The incremental fees billed for professional services rendered by Deloitte for all other services for the year ended December 31, 2005 were $6,500. The fees included in 2005 were for a workers compensation audit for our Australian subsidiary and for filing the Company’s financial statements in Puerto Rico.

Communication with the Board of Directors

The Board of Directors of the Company believes that it is important for shareholders to have a process to send communications to the Board. Accordingly, shareholders who wish to communicate with the Board of Directors or a particular director may do so by sending a letter to:

Caroline A. Saylor General Counsel and Corporate Secretary Preformed Line Products Company 660 Beta Drive Mayfield Village, Ohio 44143	- or -	John P. O’Brien Chairman, Audit Committee 14 Water Street Chagrin Falls, Ohio 44022

The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board of Directors or certain specified individual directors. The Secretary and Mr. O’Brien, as applicable, will make copies of all such letters and circulate them to the appropriate director or directors. The directors are not spokespeople for the Company and shareholders should not expect a response or reply to any communication.

Miscellaneous

If the enclosed proxy card is executed and returned to the Company, the persons named in it will vote the shares represented by that proxy at the meeting. The form of proxy permits specification of a vote for the election of directors as set forth under “Election of Directors” above, the withholding of authority to vote in the election of directors, or the withholding of authority to vote for one or more specified nominees. When a choice has been specified in the proxy, the shares represented will be voted in accordance with that specification. If no specification is made, those shares will be voted at the meeting to elect directors as set forth under “Election of Directors” above. Under Ohio law and our Amended and Restated Articles of Incorporation, broker non-votes and abstaining votes will not be counted in favor of or against any nominee but will be counted as “present” for purposes of determining whether a quorum has been achieved at the meeting. Director nominees who receive the greatest number of affirmative votes will be elected directors. All other matters to be considered at the meeting require for approval the favorable vote of a majority of the shares voted at the meeting in person or by proxy. If any other matter properly comes before the meeting, the persons named in the proxy will vote thereon in accordance with their judgment. We do not know of any other matter that will be presented for action at the meeting and we have not received any timely notice that any of our shareholders intend to present a proposal at the meeting.

By order of the Board of Directors,

Caroline A. Saylor,
Secretary

Dated: March 15, 2007

Appendix A

PREFORMED LINE PRODUCTS COMPANY
AUDIT COMMITTEE CHARTER

A.	Purposes of the Committee

The purposes of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Preformed Line Products Company (the “Company”) are (i) to assist the Board in overseeing (a) the integrity of the Company’s financial statements, (b) the Company’s accounting and financial reporting processes, including audits of the Company’s financial statements, (c) the Company’s compliance with legal and regulatory requirements, (d) the Company’s independent auditor’s qualifications and independence, and (e) the performance of the Company’s independent auditors; and (ii) to prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

B.	Composition of the Committee

The Committee must be comprised of at least three directors, each of whom must be independent, as the term “independent” is defined for purposes of applicable federal securities laws, including Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “1934 Act”, the rules of the SEC, including Rule 10A-3 of the 1934 Act, and the listing standards of NASDAQ Stock Market, Inc. (the “NASDAQ”) or other applicable listing standards.

Each Committee member must meet the financial literacy and experience standards applicable to him or her under applicable law, SEC rules and NASDAQ or other listing standards. Unless the Board determines otherwise at least one member of the Committee must be an “audit committee financial expert” as defined by the SEC in Item 401(h) of Regulation S-K. Each Committee member must be free of any relationship that, in the opinion of the Board, would interfere with his or her exercise of independent judgment.

The members of the Committee will be appointed by and serve at the pleasure of the Board. The Board has the sole authority to remove Committee members and to fill vacancies on the Committee. The Board will appoint the chairperson.

C.	Meetings and Procedure of the Committee

1. Minimum Number of Meetings and Agendas.  The Committee shall meet at least quarterly or more frequently as circumstances require. The chairperson will, in conjunction with appropriate members of the Committee and management, establish the meeting calendar and set the agenda for each meeting. All Committee members may suggest the inclusion of matters for the agenda.

2. Special Meetings.  The chairperson of the Committee or a majority of the members of the Committee may call special meetings of the Committee.

3. Subcommittees.  The Committee may form subcommittees of not fewer than two members for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate.

4. Attendance by Outsiders.  The Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such information as the Committee may request.

5. Executive Session.  The Committee may meet in executive session outside the presence of the Company’s executive officers. The Committee shall meet in executive session at least once annually.

6. Meeting Reports and Minutes.  Following each of its meetings, the Committee shall report on the meeting to the Board, including a description of all actions taken by the Committee at the meeting. The

Committee shall keep written minutes of its meetings and deliver a copy of such minutes to the Company’s corporate secretary for inclusion in the corporate records.

D.	Committee Authority and Responsibilities

The Committee has the following authority and responsibilities:

1. Engagement of Independent Auditor; Approval of Services.  The Committee has the sole authority to engage and, when appropriate, replace the Company’s independent auditor. The Committee is directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attestation services for the Company. The Committee must preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor. The Company’s independent auditor shall report directly to the Committee. The Committee shall obtain from the independent auditor assurance that Section 10A(b) of the 1934 Act has not been implicated.

2. Review and Discussion Items.  The Committee shall review and discuss:

a. with the independent auditor in advance of its audits, the overall scope and plans for the audits, including the adequacy of staffing and other factors that may affect the effectiveness and timeliness of such audits; in this connection, the Committee shall discuss with management and the independent auditor, among other things, the Company’s significant exposures (whether financial, operating or otherwise), and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies;

b. with management and the independent auditor, the financial information to be included in the Company’s Annual Report on Form 10- K (or the annual report to stockholders if distributed prior to the filing of the Form 10-K), including the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, the clarity of the disclosures in the financial statements, and any significant matters regarding internal controls over financial reporting that have come to the attention of management or the independent auditor; in this connection, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditor under generally accepted auditing standards, applicable law or listing standards, including matters required to be discussed by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90, and shall determine whether to recommend to the Board that the audited financial statements be included in the Company’s Form 10-K;

c. with management and the independent auditor, the quarterly financial information to be included in the Company’s Quarterly Reports on Form 10-Q, including the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and any other matters required at the time of that discussion to be communicated to the Committee by the independent auditor under generally accepted auditing standards, applicable law or listing standards; in this connection, the Committee shall discuss the results of the independent auditor’s review of the Company’s quarterly financial information conducted in accordance with Statement on Auditing Standards No. 100;

d. with the Chief Executive Officer and the Chief Financial Officer periodically (and at least quarterly), management’s conclusions about the efficacy of the Company’s disclosure controls and procedures, including any significant deficiencies in the design or operation of such controls and procedures or material weaknesses therein, and with management and the independent auditor annually, management’s annual internal control report, including the auditor’s attestation thereof, if any;

e. with management, at least annually and at such other times as the Committee considers appropriate, the Company’s earnings press releases, including the use of any “pro forma” or “adjusted” non-GAAP information, and the nature of financial information and earnings guidance provided to analysts and rating agencies;

f. with the independent auditor, at least annually, any problems or difficulties the auditor has encountered in connection with the annual audit or otherwise, including any restrictions on the scope of its activities or access to required information, any disagreements with management regarding U.S. generally accepted accounting principles (“GAAP”) or other matters, material adjustments to the financial statements recommended by the independent auditor, and adjustments that were proposed but “passed,” regardless of materiality; in this connection, the Committee shall review with the independent auditor significant consultations on matters that are otherwise are required to be disclosed to the Committee made between the audit team and the independent auditor’s national office, any management letter issued or proposed to be issued by the auditor and the Company’s response to that letter;

g. with management and the independent auditor, at least annually and at such other times as the Committee considers appropriate, (a) significant issues regarding accounting principles and financial statement presentations, including any significant change in the Company’s selection or application of accounting principles, and significant issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies, (b) analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, (c) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative treatments, and the treatment preferred by the independent auditor, and (d) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements and other public disclosures;

h. with the independent auditor, at least annually, the auditor’s periodic reports regarding its independence;

i. with the independent auditor, at least annually, the auditor’s performance, including the Committee’s evaluation of the auditor’s lead partner; in conducting this review, the Committee shall consult with management and obtain and review a report by the independent auditor describing its internal quality-control procedures, material issues raised in its most recent internal quality-control review, or peer review (if applicable), or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting any independent audit carried out by the independent auditor, and the response of the independent auditor;

j. with the General Counsel, other appropriate legal staff of the Company or its outside counsel, at least annually and at such other times as the Committee considers appropriate, material legal affairs of the Company and the Company’s compliance with applicable law and listing standards; in this connection, the Committee shall discuss with management (and appropriate counsel) and the independent auditor any correspondence with, or other action by, regulators or governmental agencies and any employee complaints or published reports that raise concerns regarding the Company’s financial statements, accounting or auditing matters or compliance with the Company’s code of ethics or other standards of conduct;

k. with management, annually, a summary of the Company’s transactions with directors and officers of the Company and with firms that employ directors, and any other material related party transactions;

l. with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies; and

m. with the full board, annually, an evaluation of this Charter and of the Committee’s performance under this Charter.

3. Reports.  The Committee shall report regularly to the full board with respect to the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the performance and independence of the Company’s independent auditors, and the performance of the internal audit function, and shall report annually to the full board with respect to the Committee’s evaluation of this Charter and the Committee’s performance thereunder. The Committee shall prepare the reports required to be included in the Company’s annual proxy statement with respect to financial and accounting matters and Committee actions, and such other reports with respect to those matters as are required by applicable law, applicable rules of the SEC or applicable NASDAQ or other listing standards.

4. Hiring and Complaint Processing Policies and Procedures.  The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding accounting or auditing matters.

5. Other Authority and Responsibilities; Limitation.  The Committee will have such additional authority and responsibilities as may be granted to or imposed on audit committees from time to time by applicable law, SEC rules and NASDAQ or other listing standards, and shall discharge all of its authority and responsibilities in accordance with all applicable law, SEC rules and NASDAQ or other listing standards. The Committee may conduct or authorize the conduct of such investigations within the scope of its authority and responsibilities as it considers appropriate.

The Committee will rely on the expertise, knowledge and experience of management and the independent auditor in carrying our the Committee’s oversight responsibilities. In discharging its responsibilities, the Committee is not responsible for the planning or conduct of audits or for any determination that the Company’s financial statements are complete and accurate or in accordance with GAAP and applicable rules and regulations. These matters are the responsibility of management. The independent auditor is responsible for planning and conducting audits to detect whether the financial statements present fairly in all material respects the financial position and results of operations of the Company.

6. Access to Records.  The Committee is entitled to full access to all books, records, facilities and personnel of the Company for the purpose of executing its authority and responsibilities.

7. Related-Party Transactions.  The Committee shall review and approve related-party transactions.

E.	Evaluation of the Committee

As referenced above, the Committee shall, on an annual basis, evaluate its performance and this Charter. The Committee shall deliver to the Board a report setting forth the results of its evaluation.

F.	Outside Advisors

The Committee may retain, at the Company’s expense, such independent counsel or other advisors (including accounting firms and experts) as it deems necessary or advisable for the full and faithful execution of its duties and responsibilities hereunder.

G.	Adoption

This Charter supersedes and replaces the Company’s Audit Committee Charter dated May 16, 2001. This Charter was approved and adopted by the Board on February 18, 2004.

Appendix B

Preformed Line Products Company
COMPENSATION COMMITTEE CHARTER

I. Purpose

The Compensation Committee is appointed by the Board of Directors to review and approve the Corporation’s compensation and benefit programs.

II. Committee Membership

The Committee will be composed of at least three directors. All members of the Committee shall satisfy the definition of “independent” under the listing standards of The Nasdaq Stock Market (“Nasdaq”). The Committee members will be appointed by the Board and may be removed by the Board in its discretion. The Chairman of the Committee will be elected by the members of the Committee. The Committee shall have the authority to delegate any of its responsibilities to one or more subcommittees as the Committee may from time to time deem appropriate. Each such subcommittee shall consist of one or more members of the Committee. The Committee shall also have the authority to delegate any of its administrative or other responsibilities to executive officers or other employees of the Corporation where such delegation is consistent with applicable law and Nasdaq listing standards.

III. Meetings

The Committee shall meet as often as its members deem necessary to perform the Committee’s responsibilities.

IV. Committee Authority and Responsibilities

The Committee’s responsibilities shall include, but not be limited to, the following:

4.1 Approve the Company’s management compensation goals, policy and philosophy and monitor the execution and consistency of the Company’s management compensation policies.

4.2 Evaluate the performance of the Chief Executive Officer in light of the Corporation’s goals and objectives and determine the Chief Executive Officer’s compensation based on this evaluation and such other factors as the Committee shall deem appropriate.

4.3 Based on the recommendation of the CEO, approve all salary, bonus, and long-term incentive awards for executive officers.

4.4 Review and recommend equity-based compensation plans to the full Board and approve all grants and awards thereunder.

4.5 Review and recommend to the full Board changes to the Company’s equity-based compensation plans that require shareholder approval under the plans, the requirements of the Nasdaq Stock Market and/or any applicable law.

4.6 Approve the annual Compensation Committee report on executive compensation for inclusion in the Company’s proxy statement including the Company’s Compensation Disclosure and Analysis as required by the SEC.

4.7 Review periodically, and provide to the Board for their approval, the level of compensation, benefits and perquisites for non-employee members of the Board.

4.8 Review and recommend to the Board the extent to which indemnification should be provided to officers and non-employee members of the Board for the costs and expenses of claims and litigation arising out of their activities on behalf of the Company.

B-1

V. Administration and Reporting

5.1 The Committee shall be subject to the control and direction of the Board.

5.2 The Committee will retain compensation consultants and other professional advisors to assist it in carrying out its responsibilities if the CEO and the Board approve of such steps.

5.3 The Committee will make regular reports to the Board and will propose any necessary action to the Board.

5.4 The Committee will review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

5.5 The Committee will annually evaluate the Committee’s own performance and provide a report on such evaluation to the Board.

B-2

Preformed Line Products
c/o National City Bank
Shareholder Services Operations
Locator 5352
P. O. Box 94509
Cleveland, OH 44101-4509

Proxy must be signed and dated below.
▼ Please fold and detach card at perforation before mailing. ▼

PREFORMED LINE PRODUCTS COMPANY
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY
The undersigned hereby appoints Robert G. Ruhlman, Eric R. Graef and Caroline A. Saylor, and each of them, attorneys and proxies of the undersigned, with full power of substitution, to attend the annual meeting of shareholders of Preformed Line Products Company to be held at 660 Beta Drive, Mayfield Village, Ohio, on Monday, April 23, 2007, at 9:00 a.m., local time, or any adjournment thereof, and to vote the number of common shares of Preformed Line Products Company which the undersigned would be entitled to vote, and with all the power the undersigned would possess if personally present as directed on the reverse. Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated March 23, 2007, is hereby acknowledged.

Dated:	, 2007

Signature(s)

(Please sign exactly as your name or names appear hereon, indicating, where proper, official position or representative capacity.)

▼ Please fold and detach card at perforation before mailing. ▼

PREFORMED LINE PRODUCTS COMPANY	PROXY
The Proxies will vote as specified below, or if a choice is not specified, they will vote FOR the nominees listed in Item 1.
1.	Nominees for election as directors, each to serve until the 2008 annual meeting of the shareholders and until his or her successor has been duly elected and qualified:
Frank B. Carr                    John P. O’Brien                    Barbara P. Ruhlman                    Robert G. Ruhlman

☐	FOR all nominees listed above (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed above
(INSTRUCTION: To withhold authority to vote for any particular nominee, write that nominee’s name on the line provided below.)

2.	On such other business as may properly come before the meeting.
(Continued, and to be dated and signed, on the other side)